UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

PHI GROUP, INC.

(a/k/a PHILUX GLOBAL GROUP, INC)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17011 Beach Blvd., Suite 900, Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-642-0571

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PHIL	OTC Markets

SECTION 7 – REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed’ for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

I. Extension of Repurchase Date for the Company’s Common Stock

On December 31, 2024, the Company’s Board of Directors passed a corporate resolution to extend the time period for the repurchase of its own shares of common stock from the open market from time to time in accordance with the terms mentioned below and subject to liquidity conditions, availability of funds, cash balances, cash flow conditions, satisfaction of certain open contractual obligations and the judgment of the Company’s Board of Directors and Management with respect to optimal use of potentially available funds in the future:

1.	Purpose of Repurchase: To enhance shareholder value.
2.	Details of Repurchase:

a.	Class of shares to be repurchased: Common Stock of PHI Group, Inc. (a/k/a Philux Global Group, Inc.)
b.	Number of repurchasable shares: As many as economically conducive and optimal for the Company and its shareholders.
c.	Total repurchase dollar amount: To be determined by prevalent market prices at the times of transaction.
d.	Methods of repurchase: Open market purchase and/or negotiated transactions.
e.	Repurchase period: As soon as practical until December 31, 2025.
f.	The Company intends to fund the proposed share repurchase program with proceeds from certain long-term financing programs, future earnings and other potential sources, subject to liquidity, availability of funds, comparative judgment of optimal use of available cash in the future, and satisfaction of certain open contractual obligations.
g.	The share repurchase program will be in full compliance with state and federal laws and certain covenants with the Company’s creditors and may be terminated at any time based on future circumstances and judgment of the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Written consent of Directors to corporate action without meeting of PHI Group, Inc. (a/k/a Philux Global Group, Inc.) to extend repurchase of Common Stock dated December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2024

PHI GROUP, INC. (a/k/a PHILUX GLOBAL GROUP INC.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO